COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2026
Other provisions, contingent liabilities and contingent assets [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES

Minimum purchase obligations as at	March 31 2026
Less than one year	$361,393
One - two years	25,313
Two - three years	4,228
Three - four years	679
Four - five years	60
More than five years	75
$391,748

The Company's off-balance sheet arrangements consist of purchase obligations, primarily commitments for material purchases, which have been entered into in the normal course of business.

In accordance with industry practice, the Company is liable to customers for obligations relating to contract completion and timely delivery. In the normal conduct of its operations, the Company may provide letters of credit as security for advances received from customers pending delivery and contract performance. In addition, the Company provides letters of credit for post-retirement obligations and may provide letters of credit as security on equipment under lease and on order. As at
March 31, 2026, the total value of outstanding letters of credit was approximately $283,871 (March 31, 2025 - $279,383).

In the normal course of operations, the Company is party to a number of lawsuits, claims and contingencies. Although it is possible that liabilities may be incurred in instances for which no accruals have been made, the Company does not believe that the ultimate outcome of these matters will have a material impact on its consolidated statements of financial position.